As filed with the U.S. Securities and Exchange Commission on January 24, 2024

File No. 811-07440

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

Form N‑1A

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	(X)

Amendment No. 50	(X)

DIMENSIONAL EMERGING MARKETS VALUE FUND

(Exact Name of Registrant as Specified in Charter)

6300 Bee Cave Road, Building One
Austin, Texas  78746
(Address of Principal Executive Offices)

(512) 306-7400
(Registrant’s Telephone Number, including Area Code)

Catherine L. Newell, Esq.
Dimensional Fund Advisors LP
6300 Bee Cave Road, Building One
Austin, TX  78746
(Name and Address of Agent for Service)

Please Send Copies of Communications to:
Jana L. Cresswell, Esq.
Brian Crowell, Esq.
Stradley, Ronon, Stevens & Young, LLP
2600 One Commerce Square
Philadelphia, PA  19103
(215) 564-8048

EXPLANATORY NOTE

This Amendment No. 50 (the “Amendment”) to the Registration Statement of Dimensional Emerging Markets Value Fund (the “Registrant”) on Form N-1A (File No. 811-07440) is being filed under the Investment Company Act of 1940, as amended (the “1940 Act”), to amend and supplement Amendment No. 48 to the Registrant’s Registration Statement on Form N-1A (the “Registration Statement”) filed with the U.S. Securities and Exchange Commission (the “Commission”) on February 28, 2023 under the 1940 Act (Accession No. 0001137439-23-000433) (“Amendment No. 48”), as pertaining to the Part B of the Registration Statement.

The Part A and Part B of the Registration Statement, as filed in Amendment No. 48, are incorporated herein by reference. The Amendment to the Part B of the Registration Statement, as filed in Amendment No. 49 to the Registrant’s Registration Statement, filed with the Commission on December 29, 2023 (Accession No. 0001680359-23-000403), is incorporated herein by reference.

The shares of the Registrant are not registered under the Securities Act of 1933, as amended (the “Securities Act”), because the Registrant issues its shares only in private placement transactions pursuant to available exemptions from registration under the Securities Act.

This Amendment is not offering to sell, or soliciting any offer to buy, any security to the public within the meaning of the Securities Act.

DIMENSIONAL EMERGING MARKETS VALUE FUND

Amendment to Update the Part B of the Registration Statement
The purpose of this Supplement to the currently effective Part B of the Dimensional Emerging Markets Value Fund (the “Fund”) is to incorporate changes to the officers of the Fund, as noted below. Capitalized and defined terms not otherwise defined in this supplement have the meanings assigned to them in the Part B.

I.	The following information is added to the table under the heading “Trustees and Officers - Officers” in the Part B.

Name and Year of Birth	Position	Term of Office[1] and Length of Service	Principal Occupation During Past 5 Years
Melissa Barker 1988	Assistant Treasurer	Since December 2023
Assistant Treasurer (since December 2023) of
• DFAIDG, DIG, DFAITC, DEM and ETF Trust
Senior Tax Manager (since January 2023) of
• Dimensional Fund Advisors LP
Investment Tax Manager (May 2020 – December 2022) of
• Dimensional Fund Advisors LP
Assistant Vice President Tax Services (September 2013 – May 2020) of
• SS&C ALPS Advisors

[1]	Holds office for an indefinite term at the pleasure of the Board of Trustees and until his/her successor is elected and qualified.

II.	Effective February 1, 2024, references to Gerard K. O’Reilly’s position with the Fund are changed to “Chairman and Trustee; Co-Chief Executive Officer and Co-Chief Investment Officer.”

III.	Effective February 1, 2024, the following information is added to the table under the heading “Trustees and Officers - Officers” in the Part B.

Name and Year of Birth	Position	Term of Office[1] and Length of Service	Principal Occupation During Past 5 Years
Savina B. Rizova 1981	Co-Chief Investment Officer	Since February 2024
Co-Chief Investment Officer (since February 2024) of
• DFAIDG, DIG, DFAITC, DEM and ETF Trust
• DFA Australia Limited
• DFA Securities LLC
• Dimensional Cayman Commodity Fund I Ltd.
• Dimensional Fund Advisors Canada ULC
• Dimensional Fund Advisors LP
• Dimensional Holdings Inc.
• Dimensional Holdings LLC
• Dimensional Investments LLC
• Dimensional Japan Ltd.
Global Head of Research (since April 2020) of
• Dimensional Fund Advisors LP
Head of Research (August 2019 – March 2020)
Co-Head of Research (January 2018 – August 2019)
Head of Research Strategy (May 2017 – December 2017) of
• Dimensional Fund Advisors LP
Vice President (since January 2012) of
• Dimensional Holdings Inc.
• Dimensional Fund Advisors LP
• Dimensional Investment LLC
• DFA Securities LLC

[1]	Holds office for an indefinite term at the pleasure of the Board of Trustees and until his/her successor is elected and qualified.

The date of this Supplement is January 24, 2024

DIMENSIONAL EMERGING MARKETS VALUE FUND (the “Registrant”)
(Amendment No. 50)

PART C
OTHER INFORMATION

Item 28.	Exhibits.

(a)	Charter.

(1)	Amended and Restated Agreement and Declaration of Trust effective as of June 24, 2021
Incorporated herein by reference to:
Filing: Post-Effective Amendment No. 47 to the Registrant’s Registration Statement on Form N-1A
File No.: 811-7440
Filing Date: February 28, 2022.

(2)	Certificate of Trust dated March 18, 2009
Incorporated herein by reference to:
Filing: Post-Effective Amendment No. 25 to the Registrant’s Registration Statement on Form N‑1A.
File No.: 811-7440.
Filing Date: October 30, 2009.

(b)	Bylaws.

Amended and Restated Bylaws effective as of June 24, 2021
Incorporated herein by reference to:
Filing: Post-Effective Amendment No. 47 to the Registrant’s Registration Statement on Form N-1A
File No.: 811-7440
Filing Date: February 28, 2022.

(c)	Instruments Defining the Rights of Security Holders.

(1)	No specimen securities are issued on behalf of the Registrant.

(2)	Relevant portion of Amended and Restated Agreement and Declaration of Trust.
See Article V.

(3)	Relevant portion of Amended and Restated Bylaws.
See Article II.

(d)	Investment Advisory Contracts.

(1) Investment Management Agreements.

(a)	Investment Management Agreement between the Registrant and Dimensional Fund Advisors LP dated July 21, 2015.
Incorporated herein by reference to:
Filing: Post-Effective Amendment No. 36 to the Registrant’s Registration Statement on Form N‑1A.
File No.: 811-7440.
Filing Date: February 28, 2017.

(e)	Underwriting Contracts.

Amended and Restated Distribution Agreement between the Registrant and DFA Securities LLC dated December 15, 2021
Incorporated herein by reference to:
Filing: Post-Effective Amendment No. 47 to the Registrant’s Registration Statement on Form N-1A
File No.: 811-7440
Filing Date: February 28, 2022.

(f)	Bonus or Profit Sharing Contracts.

Not applicable.

(g)	Custodian Agreements.

(1)	Global Custodial Services Agreement between the Registrant and Citibank, N.A. dated December 21, 2012.
Incorporated herein by reference to:
Filing: Post-Effective Amendment No. 39 to the Registrant’s Registration Statement on Form N‑1A.
File No.: 811-7440.
Filing Date: February 28, 2019.

(i) Form of Amendment re: Interfund Lending Program
Incorporated herein by reference to:
Filing: Post-Effective Amendment No. 39 to the Registrant’s Registration Statement on Form N‑1A.
File No.: 811-7440.
Filing Date: February 28, 2019.

(ii)	Amendment re: Term
Incorporated herein by reference to:
Filing: Post-Effective Amendment No. 39 to the Registrant’s Registration Statement on Form N‑1A.
File No.: 811-7440.
Filing Date: February 28, 2019.

(iii)	Supplement re: China Connect Securities
Incorporated herein by reference to:
Filing: Post-Effective Amendment No. 41 to the Registrant’s Registration Statement on Form N‑1A.
File No.: 811-7440.
Filing Date: February 28, 2020.

(iv) Amendment re: Term
Incorporated herein by reference to:
Filing: Post-Effective Amendment No. 48 to the Registrant’s Registration Statement on Form N-1A
File No.: 811-7440
Filing Date: February 28, 2023

(h)	Other Material Contracts.

(1)	Transfer Agency Agreement between the Registrant and State Street Bank and Trust Company
Incorporated herein by reference to:
Filing: Post-Effective Amendment No. 25 to the Registrant’s Registration Statement on Form N‑1A.
File No.: 811-7440.
Filing Date: February 28, 2013.

(a) Amendment No. 1 re: the addition of “FAN” services.
Incorporated herein by reference to:
Filing: Post-Effective Amendment No. 39 to the Registrant’s Registration Statement on Form N‑1A.
File No.: 811-7440.
Filing Date: February 28, 2019.

(b) Amendment re: the addition of “SVI” services.
Incorporated herein by reference to:
Filing: Post-Effective Amendment No. 48 to the Registrant’s Registration Statement on Form N-1A
File No.: 811-7440
Filing Date: February 28, 2023.

(2)	Administration Agreement between the Registrant and State Street Bank and Trust Company
Incorporated herein by reference to:
Filing: Post-Effective Amendment No. 25 to the Registrant’s Registration Statement on Form N‑1A.
File No.: 811-7440.
Filing Date: February 28, 2013.

(a)	Amendment dated November 13, 2018 re: Liquidity
Risk Measurement Services
Incorporated herein by reference to:
Filing: Post-Effective Amendment No. 39 to the Registrant’s
Registration Statement on Form N‑1A.
File No.: 811-7440.
Filing Date: February 28, 2019.

(i)	Legal Opinion.

Not applicable.

(j)	Other Opinions.

Not applicable.

(k)	Omitted Financial Statements.

Not applicable.

(l)	Initial Capital Agreements.

Subscription Agreement dated as of February 1, 1993.
Incorporated herein by reference to:
Filing: Post-Effective Amendment No. 13 to the Registrant’s Registration Statement on Form N‑1A.
File No.: 811-7440.
Filing Date: March 29, 2001.

(m)	Rule 12b-1 Plan.

Not applicable.

(n)	Rule 18f-3 Plan.

Not applicable.

(o)	Power-of-Attorney.

On behalf of the Registrant, Power-of-Attorney dated as of December 29, 2021, appointing Catherine L. Newell, Valerie A. Brown, Jeff J. Jeon, Gerard K. O’Reilly, David P. Butler, Carolyn L. O, Lisa M. Dallmer, Bernard J. Grzelak, Jan Miller, Eric Hall, Ryan P. Buechner and James J. Taylor as attorneys-in-fact to Reena Aggarwal, David P. Butler, George M. Constantinides, Lisa M. Dallmer, Douglas W. Diamond, Darrell Duffie, Francis A. Longstaff, Jan Miller, Catherine L. Newell, Gerard K. O’Reilly, Heather E. Tookes, Abbie J. Smith, and Ingrid M. Werner.
Incorporated herein by reference to:
Filing: Post-Effective Amendment No. 47 to the Registrant’s Registration Statement on Form N-1A
File No.: 811-7440
Filing Date: February 28, 2022.

(p)	Code of Ethics.

Code of Ethics of Registrant, Advisor and Underwriter.
Incorporated herein by reference to:
Filing: Post-Effective Amendment No. 28 to the Registrant’s Registration Statement on Form N-1A
File No.: 811-7440
Filing Date: February 28, 2023.

Item 29.	Persons Controlled by or Under Common Control with Registrant.

If an investor beneficially owns more than 25% of the outstanding voting securities of the feeder fund that invests all of its investable assets in a Series of the Registrant, then the feeder fund and its corresponding Series may be deemed to be under the common control of such investor.  Accordingly, the feeder portfolio of DFA Investment Dimensions Group (“DFAIDG”), a Maryland corporation and registered investment company, may be deemed to be under common control with its corresponding Series of the Registrant.  As of January 31, 2023, no person beneficially owned more than 25% of the outstanding voting securities of the feeder portfolio investing in the Registrant.

Item 30.	Indemnification.

Reference is made to Article VII of the Registrant’s Amended and Restated Agreement and Declaration of Trust, which is incorporated herein by reference.

Pursuant to Rule 484 under the Securities Act of 1933, as amended, the Registrant furnishes the following undertaking:

Insofar as indemnification for liability arising under the Securities Act of 1933 (the “Act”) may be permitted to the trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that, in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Act, and is, therefore, unenforceable.  In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, an officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 31.	Business and Other Connections of the Investment Advisor.

Dimensional Fund Advisors LP (formerly, Dimensional Fund Advisors Inc.), the investment manager for the Registrant, is also the investment manager for four other registered open-end investment companies, DFA Investment Dimensions Group Inc., The DFA Investment Trust Company, Dimensional Investment Group Inc. and Dimensional ETF Trust.  The Advisor also serves as sub-advisor for certain other registered investment companies.

For additional information, please see “Management of the Fund” in Part A and “Services to the Fund-Investment Management” in Part B of this Registration Statement.

Additional information as to the Advisor and the directors and officers of the Advisor is included in the Advisor’s Form ADV filed with the Commission (File No. 801-16283), which is incorporated herein by reference, and sets forth the officers and directors of the Advisor and information as to any business, profession, vocation or employment of a substantial nature engaged in by those officers and directors during the past two years.

Item 32.	Principal Underwriters.

(a)
DFA Securities LLC (“DFAS”) is the principal underwriter for the Registrant.  DFAS also serves as principal underwriter for Dimensional Investment Group Inc., DFA Investment Dimensions Group Inc., The DFA Investment Trust Company and Dimensional ETF Trust.

(b)	The following table sets forth information as to the Distributor’s Officers, Partners and Control Persons. The address of each officer is 6300 Bee Cave Road, Building One, Austin, Texas 78746:
Name and Principal Business Address	Positions and Offices with Underwriter	Positions and Offices with Fund
Valerie A. Brown	Vice President and Assistant Secretary	Vice President and Assistant Secretary
Ryan P. Buechner	Vice President	Vice President and Assistant Secretary
David P. Butler	Co-Chief Executive Officer	Co-Chief Executive Officer and Trustee
Stephen A. Clark	Executive Vice President	Executive Vice President

Name and Principal Business Address	Positions and Offices with Underwriter	Positions and Offices with Fund
Lisa M. Dallmer	Executive Vice President and Chief Operating Officer	Chief Operating Officer
Bernard J. Grzelak	Vice President, Chief Financial Officer, and Treasurer	Vice President
Jeff J. Jeon	Vice President	Vice President
Joy L. Lopez	Vice President	Vice President and Assistant Treasurer
Kenneth M. Manell	Vice President	Vice President
Jan Miller	Vice President	Vice President, Chief Financial Officer and Treasurer
Catherine L. Newell	Executive Vice President, Secretary and General Counsel	President and General Counsel
Selwyn J. Notelovitz	Vice President and Chief Compliance Officer	Vice President
Carolyn L. O	Vice President	Vice President and Secretary
Randy C. Olson	Vice President	Chief Compliance Officer
Gerard K. O'Reilly	Co-Chief Executive Officer and Chief Investment Officer	Co-Chief Executive Officer, Chief Investment Officer, Chairman and Trustee
James J. Taylor	Vice President	Vice President and Assistant Treasurer
David G. Booth	Chairman	Not applicable
Dimensional Fund Advisors LP	Sole Member	Not Applicable

(c)	Not applicable.

Item 33.	Location of Accounts and Records.

The accounts and records of the Registrant will be located at the office of the Registrant and at additional locations, as follows:

Name	Address
Dimensional Emerging Markets Value Fund	6300 Bee Cave Road, Building One Austin, TX 78746
State Street Bank and Trust Company	1 Lincoln Street, Boston, MA 02111
Citibank, N.A.	111 Wall Street New York, New York 10005

Item 34.	Management Services.

None.

Item 35.	Undertakings.

Not applicable.

SIGNATURE

Pursuant to the requirements of the Investment Company Act of 1940, as amended, the Registrant has duly caused this Post-Effective Amendment No. 50 to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Austin, the State of Texas, as of the 24th day of January, 2024.

DIMENSIONAL EMERGING MARKETS VALUE FUND
(Registrant)

By:	/s/ Ryan P. Buechner
Ryan P. Buechner
(Attorney-in-Fact to Registrant pursuant to Power of Attorney)
Vice President
(Signature and Title)

EXHIBIT INDEX